                                                                      Exhibit 23






                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-60725, 333-81371, and 333-90798) and
Registration Statements on Form S-8 (Nos. 33-57003, 33-65437, 333-15115, 333-15117, 333-67835, 333-86455, 333-90806, 333-101674, and 333-101975) of
Compass Bancshares, Inc. of our report dated January 16, 2003 relating to the financial statements, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama
March 10, 2003